UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed on December 13, 2018 (the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), on December 10, 2018, American Life & Security Corp. (“American Life”), a wholly owned subsidiary of Midwest Holding Inc. (the “Company”), closed an Assumption and Indemnity Reinsurance Agreement (the “Agreement”) with Unified Life Insurance Company, a Texas domiciled stock insurance company (the “Reinsurer”), an unaffiliated third party. Terms of the Agreement were described in Midwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2018.

The Company is filing this amendment to the Prior 8-K for the purpose of providing unaudited pro forma financial information giving effect to the Agreement, as required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. These unaudited pro forma financial statements give effect to the Agreement, on the basis, and subject to the assumptions in accordance with Article 11 of Regulation S-X.

(d) Exhibits. The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit	Description
No.
99.1	Unaudited pro forma condensed combined balance sheet of Midwest Holding Inc. as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

Date: February 8, 2019	By:	/s/ Mark A. Oliver
Mark A. Oliver
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
No.

99.1	Unaudited pro forma condensed combined balance sheet of Midwest Holding Inc. as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017.